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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 31, 2007

                               ERF WIRELESS, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                                            76-0196431
-------------------------------                      ---------------------------
(State or other jurisdiction of                             (IRS Employer
       incorporation)                                    Identification No.)

                                    000-27467
                      -----------------------------------
                            (Commission File Number)


         2911 SOUTH SHORE BOULEVARD, SUITE 100, LEAGUE CITY, TEXAS 77573
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (281) 538-2101
                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 31, 2007, ERF Wireless, Inc. ("ERFW" or "Buyer"), entered into a definitive agreement to acquire substantially all the assets from TSTAR Internet, Inc. (dba TSTAR Internet, jointly addressed as "TSTAR" or "Seller").

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 31, 2007, ERFW completed the purchase of substantially all the assets from TSTAR Internet, Inc. (the "Business"). The assets purchased include substantially all of the assets associated with the Internet operations of TSTAR including the current customer base, inventory, equipment, contract rights, vehicles, Internet address space, general intangibles and wireless broadband equipment infrastructure comprising the network that covers a geographic area covering certain counties in Central Texas, including Llano and Burnet.

The asset purchase agreement required ERFW to pay aggregate consideration of $1,100,000 plus the assumption of certain operating liabilities. These liabilities include all of the liabilities: (i) arising in connection with the operation of the Business by the Subsidiary after the Closing date; (ii) arising after the Closing date in connection with the performance by the Subsidiary of the contracts and agreements associated with the Business assigned to Subsidiary, including the ISP Subscriber Contracts, office lease and utilities in effect pertaining to the Business, equipment and tower leases, and the Equipment Purchase, Monitoring and Maintenance Agreements in existence with customers; (iii) accounts payable outstanding or accrued as of the closing date as limited and subject to the adjustments set forth in section 1.7 - Adjustments to Purchase Price and (iv) the Chase Automotive Finance note for approximately $12,846. At the time of the transaction, there were no material relationships between the Seller and ERFW or any of its affiliates, or any director or officer of ERFW, or any associate of any such officer or director.

A copy of the asset purchase agreement and ERFW's press release announcing the closing of the acquisition of TSTAR are included as exhibits to this report.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of the business acquired and pro forma financial information will be filed by amendment within the time limits prescribed by Form 8-K.

(d) EXHIBITS.


Exhibit 10.35 Asset Purchase Agreement dated October 31, 2007 between ERF Wireless, Inc., a Nevada corporation, and TSTAR Internet Inc., Texas corporation.

Exhibit 99.1 Press release dated November 1, 2007 announcing the completion of the Asset Purchase Agreement to acquire virtually all of the Assets of TSTAR Internet


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2007
                                            /s/ Dr. H. Dean Cubley
                                            -----------------------------
                                            Dr. H. Dean Cubley
                                            Chief Executive Officer